SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 30, 2008
                Date of Report (Date of earliest event reported)


                                CLEAN X PRESS, INC.
             (Exact name of registrant as specified in its charter)


         Colorado                   0-20940                        84-1210544
         --------                   -------                        ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                          10 Mechanic Street, Suite 100
                         Red Bank, New Jersey 07701-1855
          (Address of principal executive offices, including zip code)


                                  212-682-7888
              (Registrant's telephone number, including area code)


            2351 Powell Street #502, San Francisco, California 94133
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

Action taken by the Board of Directors of Clean-X-Press, Inc. authorizing a name change to more clearly reflect the Company's business activity.

The Company's name change will be effective as of May 15, 2008 to Carlyle Gaming & Entertainments, Ltd.

The Colorado Secretary of State has approved the name change and amended the Company's Articles of Incorporation.



Item 8.01 Other Events

The Company if also effecting a Reverse Stock Split on a one-for-fifteen share basis (1-15).

The effective date is May 15, 2008, upone surrender of the old stock certificates.



Item 9.01 Financial Statements and Exhibits

a) Exhibit 3.1 Certificate of Amendment of Articles of Incoporation for Clean-X-Press, Inc. dated April 14, 2008.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CLEAN X PRESS, INC.
                                            (Registrant)




Date: April 30, 2008                      By:  /s/ Robert D. Bonnell
     -------------------                       ---------------------------
                                               Robert D. Bonnell
                                               Director

                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

3.1 Exhibit 3.1 Certificate of Amendment of Articles of Incoporation for Clean-X-Press, Inc. dated April 14, 2008.